Investment in Affiliates (Summary of Investment in Affiliates) (Detail) - JPY (¥) ¥ in Millions		Sep. 30, 2023	Mar. 31, 2023
Investments in and Advances to Affiliates, Schedule of Investments [Abstract]
Shares	[1]	¥ 1,079,983	¥ 973,929
Loans and others		29,270	26,775
Investment in Affiliates		¥ 1,109,253	¥ 1,000,704

[1]	There were investees measured at fair value by electing the fair value option, primarily to reduce volatility in the equity in net income (loss) of the investees arising from the difference in the measurement basis of their assets and liabilities. The amount of shares include ¥2,511 million and ¥5,003 million in amounts invested in these investees as of March 31, 2023 and September 30, 2023.